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                                UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C.  20549


                                 FORM 8-K/A


                               CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): January 30, 2001


                              ICHOR CORPORATION
           (Exact name of Registrant as specified in its charter)


                                  Delaware
                          (State of Incorporation)


      000-25132                                      25-1741849
(Commission File Number)              (I.R.S. Employer Identification No.)


                     17 Dame Street, Dublin 2, Ireland
      (Address of principal executive offices, including postal code)


                              (35 31) 679-1688
            (Registrant's telephone number, including area code)







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ICHOR Corporation ("ICHOR") amends the following items of its Current
Report on Form 8-K dated December 27, 2000 (the "Form 8-K") as follows:

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of businesses acquired.

      Attached hereto as Exhibit 10.3 are the financial statements of Hippocampe S.A. ("Hippocampe").

      Hippocampe reports its financial statements in Euros (E). Certain amounts have also been reported in U.S. dollars (U.S.$) for reference purposes. Amounts reported in U.S. dollars have been translated from Euros at a rate of E1 = U.S.$0.87650 as at and for the nine months ended September 30, 2000 and E1 = U.S.$1.00460 as at and for the year ended December 31, 1999.

(b)   Pro forma financial information.

      As previously reported in the Form 8-K, ICHOR and certain shareholders of Hippocampe entered into two share exchange agreements dated for reference December 13, 2000 pursuant to which ICHOR agreed to acquire, directly or indirectly, approximately 99.9% of the outstanding shares of Hippocampe in consideration for an aggregate of approximately 33,311,398 shares of common stock and securities convertible into shares of common stock of ICHOR (the "Transaction"). The Transaction has not yet been completed and is subject to certain conditions customary for transactions of this nature including, but not limited to, ICHOR receiving shareholder approval to increase its authorized share capital to a level necessary to complete the Transaction. The Transaction, the business of Hippocampe and any investment in the shares of common stock of ICHOR are subject to a number of risk factors including, but not limited to, the Transaction not being completed. A description of the Transaction, Hippocampe and certain risk factors are incorporated herein by reference from the Form 8-K.

      Attached hereto as Exhibit 10.4 is unaudited pro forma condensed combined financial information which has been prepared based upon the historical financial statements and related notes of ICHOR and Hippocampe, respectively, giving effect to the Transaction.

      Hippocampe reports its results in Euros (E). Since the Transaction will be accounted for as a reverse purchase, with the continuing entity being Hippocampe, the unaudited pro forma condensed combined financial information is reported in Euros. The accounting treatment applied in a reverse purchase differs from the legal form of the transaction and the continuing entity is Hippocampe.


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      Certain amounts have also been reported in U.S. dollars (U.S.$) for reference purposes. Amounts reported in U.S. dollars have been translated from Euros at a rate of E1 = U.S.$0.87650 as at and for the nine months ended September 30, 2000.

      The unaudited pro forma condensed combined financial information does not purport to present the financial condition and results of operations of ICHOR and Hippocampe had the Transaction actually been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information is not necessarily indicative of the future results of operations and should be read in connection with the historical financial statements and related notes of ICHOR and Hippocampe, respectively.

(c)   Exhibits.

Exhibit Number        Description
--------------        -----------

   10.3               Financial statements of Hippocampe S.A.

   10.4 Unaudited pro forma condensed combined financial information.


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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                               ICHOR CORPORATION

                                               By:  /s/ Jin-Soo Choi
                                               ---------------------------
                                               Jin-Soo Choi
                                               President


Date: January 30, 2001



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                             ICHOR CORPORATION
                                FORM 8-K/A

                               EXHIBIT INDEX


Exhibit Number        Description
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   10.3               Financial statements of Hippocampe S.A.

   10.4 Unaudited pro forma condensed combined financial information.